10.1      Patent Application and Assignment dated December 15, 2010

Attorney Docket No.

ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned inventor has sold and assigned, and by these presents hereby sells and assigns, unto:

Company Name :	SafeCode Drug Technologies Corp.
Address :	113 Barksdale, Newark 19711, USA

(hereinafter ASSIGNEE) all right; title and interest for the United States, territories and possessions, and for all other countries of the world, in and to his invention relating to:

“Voice Template Protector for administering medicine”

as set forth in his United States Patent Application (check one)

_X_     executed concurrently herewith,
___     executed on
___     Serial No.                                            Filed:

in and to said United States Patent Application including any and all divisions or continuations thereof and in and to any and all Letters Patent of the United States, which may issue on any such application or for said invention, including any and all reissues or extensions thereof, and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States application under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors’ certificates and designs which may be granted for said invention in any country or countries and all extensions, renewals and reissues thereof, to be held and enjoyed by said ASSIGNEE, its successors, legal representatives and assigns to the full end of the term or terms for which any and all such Letters patent may be granted as fully and entirely as would have been held and enjoyed by the undersigned had this Assignment not been made.

THE UNDERSIGNED HEREBY authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

THE UNDERSIGNED HEREBY covenants and agrees that he has full right to convey the entire interest herein assigned, and that he has not executed, and will not execute, any agreement in conflict herewith.

THE UNDERSIGNED HEREBY further covenants and agrees that he will communicate to the said ASSIGNEE, its successors, legal representatives and assigns, any facts known to him respecting said invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing, reissue and foreign applications, make all rightful oaths, and generally do everything possible to aid the said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper protection for said invention in all countries.

The undersigned hereby grants to the attorneys and agents of the Law Office of McAndrews Held and Malloy the power to insert into this Assignment any further identification, which may be necessary or desirable to comply with the rules of the U.S. Patent and Trademark office, or any regulatory office in any country of the world, for recordation of this Assignment.

INVENTOR :	Uri Tagger
CITIZENSHIP :	Israeli
RESIDENCE :	14 Beit Hashoeva St. Even Yehuda Israel
POST OFFICE ADDRESS :	Same as Residence
INVENTOR'S SIGNATURE :
DATE :	December 15, 2010

Note: If signed abroad, prima facie evidence of execution may optionally be obtained by execution of this document before a U.S. Consul or before a local officer authorized to administer oaths whose authority is proved by a certificate from a U.S. Consul.  If signed domestically, do so before a Notary Public.  Otherwise the execution by the inventors should be witnessed by at least two witnesses who sign here:

WITNESSES:

Signature:	/S/ URI TAGER	Date:	DECEMBER 15 2010
Name: URI TAGER

Signature :	/S/ JOEL KLOPFER	Date:	DECEMBER 15 2010
Name: JOEL KLOPFER